Exhibit 10.8

Teen Glow Makeup, Inc.
16 Market Square Centre
1400 16th Street, Suite 400, Denver CO 80202
Tel: 720.932.8389 - Fax: 720.222.5151

10% UNSECURED LOAN AGREEMENT

This Agreement (the "Agreement") is entered into as of the 6th day of April 2010, by and between Teen Glow Makeup Inc (name change to America Power Corp. in process) ("Borrower" or “the Company”) and Black Sands Holdings Ltd. (the "Lender"), collectively “the Parties”

WHEREAS the Company wishes to raise funds for general corporate purposes and wishes to borrow funds from the Lender to provide the Company with working capital to continue operations.

WHEREAS the Lender wishes to lend funds to the Company, and the Company wishes to borrow funds from the Lender,

NOW THEREFORE the parties intending to be legally bound hereby agree as follows.

1.	INTERPRETATION

1.1.	In this Agreement, the following expressions shall have the following meanings, unless the context requires otherwise:

-	"Agreement" this agreement;

-	"USD" United States dollars, the lawful currency of the United States of America;

-	"Parties" the parties to this Agreement and "Party" means any of them;

1.2.	References in this Agreement to the Recital and Clauses are to the recital and clauses in this Agreement unless the context requires otherwise.

2.	AMOUNT AND PURPOSE

2.1.	Lender shall loan to Borrower USD 200,000 (the "Loan") as of the execution date of this Agreement.

2.2.	The proceeds of the Loan shall be used by the Borrower for financing the general operations of the Borrower.

2.3.	Upon execution of this Agreement, the Lender shall make all the principal amount of the Loan available to the Borrower by depositing the principal amount to the following bank account of the Borrower:

Beneficiary:	Teen Glow Makeup Inc
Bank:	JP Morgan Chase, USA
ABA:	xxxxxxxx
USD Acct Number:	xxxxxxxxxxx
SWIFT:	CHASUS33

Teen Glow Makeup, Inc.
16 Market Square Centre
1400 16th Street, Suite 400, Denver CO 80202
Tel: 720.932.8389 - Fax: 720.222.5151

3.	INTEREST

3.1.	The principal of the Loan shall accrue interest at a rate of 10.0% per annum simple interest (the “Interest”).

4.	DUE DATE

4.1.	Borrower shall repay the principal of the Loan to Lender no later than October 6th 2010 (the “Due Date”).

4.2.	On the Due Date, Borrower will also pay any accrued interest.

5.	REPRESENTATIONS AND WARRANTIES

5.1.
The Borrower represents and warrants to the Lender that this Agreement constitutes valid and legally binding obligations of the Borrower enforceable in accordance with its terms. This representation and warranty shall be deemed to be repeated by the Borrower on each day until the outstanding amount of the Loan is fully repaid as if made with reference to the facts and circumstances existing as at each such date.

6.	MISCELLANEOUS

6.1.
This Agreement constitutes the whole agreement between the Parties in respect of the Loan and shall supersede the terms of any other agreement in respect of the Loan, whether oral or otherwise, made prior to the entering into of this Agreement. It is expressly declared that no purported variations to the Loan shall be effective unless made in writing and signed by all the Parties.

6.2.
Each of the Parties shall at the request of the any other Party (and at the reasonable cost of the Party making such request) do and/or execute or procure to be done and/or executed all such further acts, deeds, things and documents as may be necessary to give effect to the terms of this Agreement.

6.3.
No waiver by any Party of any breach by any other Party of any provision of this Agreement shall be deemed to be a waiver of any subsequent breach of that or any other provision of this Agreement and any forbearance or delay by the relevant Party in exercising any of its rights under this Agreement shall not be constituted as a waiver thereof.

6.4.	Time shall be of the essence as regards any time, date or period mentioned in this Agreement and any time, date or period substituted for the same by agreement of the Parties or otherwise.

Teen Glow Makeup, Inc.
16 Market Square Centre
1400 16th Street, Suite 400, Denver CO 80202
Tel: 720.932.8389 - Fax: 720.222.5151

6.5.	The illegality, invalidity or unenforceability of any part of this Agreement shall not affect the legality, validity or enforceability of any other part of this Agreement.

6.6.
The provisions of this Agreement shall be binding on and shall enure for the benefit of the successors, assigns and personal representatives (as the case may be) of each Party. The rights and obligations of any Party under this Agreement shall not be assigned without the prior written consent of the other Parties.

6.7.
This Agreement may be executed in any number of counterparts by the Parties on separate counterparts, each of which when executed shall constitute an original and all of which taken together shall constitute one and the same document.

7.	GOVERNING LAW AND JURISDICTION

7.1.
This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, United States. Each Party hereby irrevocably submits to the non-exclusive jurisdiction of the courts of Nevada.

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

LENDER
By:	/s/ S.A.R. Drayton
(Signature of Authorized Person)
Name:	/s/ S.A.R. Drayton
Address:	/35th Floor, UOB Plaza 1, 80 Raffles Place, Singapore, 048624
Title:	Director

BORROWER
By:	/s/ Johannes Petersen
(Signature of Authorized Person)
Name:	Johannes Petersen
Title:	Director